UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008 (March 7, 2008)

SCIELE PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

5 Concourse Parkway

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

(770) 442-9707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Changes in Registrant’s Certifying Accountant

On March 7, 2008, the Audit Committee of the Board of Directors of Sciele Pharma, Inc. (the “Company”) unanimously voted to terminate the engagement of BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm, and to engage KPMG LLP (“KPMG”) as its independent registered public accounting firm to audit the Company’s financial statements for the 2008 fiscal year.  The engagement is subject to KPMG’s completion of its customary client acceptance practices.

BDO’s report on the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2007 and December 31, 2006, and through the date of termination of the engagement, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2007 and December 31, 2006 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “Commission”) except as follows:

In the Company’s Annual Report on Form 10-K which the Company filed with the SEC on February 29, 2008, management’s Annual Report on the Internal Control over Financial Reporting stated, and BDO’s report on internal controls stated, that because of the material weakness disclosed in those reports, the Company’s internal control over financial reporting was not effective as of December 31, 2007, based on the COSO criteria. BDO advised the Company of the weakness in the Company’s system of internal controls over financial reporting, as disclosed in those reports, relating to the Company’s accounting for its investments in other companies.

The Company has not consulted with KPMG during the fiscal years ended December 31, 2007 and December 31, 2006, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

The Company has provided BDO with a copy of this Form 8-K and has requested that BDO furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  The letter of BDO to the Commission dated March 11, 2008, as required by Item 4.01 of Form 8-K, is attached to this Report as Exhibit 16.

Item 7.01    Regulation FD Disclosure

The press release issued March 11, 2008 announcing the change in the Company’s independent accountants is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit
No.	Description
16	Letter of BDO Seidman, LLP to the Securities and Exchange Commission, dated March 11, 2008
99.1	Press release dated March 11, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sciele Pharma, Inc
(Registrant)

By:	/s/ Darrell Borne
Darrell Borne
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Date:  March 11, 2008